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                                                       RULE 497(e)
                                                       SECURITIES ACT OF 1933
                                                       2-63825




                             RCM GROWTH EQUITY FUND
                                   OFFERED BY:
                             RCM CAPITAL FUNDS, INC.
                        SUPPLEMENT DATED JANUARY  5, 1996
         TO COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 22, 1995


THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "THE INVESTMENT MANAGER" AT PAGE 18 OF THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION:

In December 1995, the Fund's Investment Manager, RCM Capital Management, entered into an Agreement of Purchase and Sale pursuant to which RCM Capital Management will become an indirect owned wholly owned subsidiary of Dresdner Bank AG, a German bank. It is expected that the day-to-day operations of the Investment Manager will not be affected and that the individuals who are primarily responsible for the management of the Fund's portfolio will remain the same. The closing of the transaction is subject to a number of contingencies, including the receipt of certain regulatory approvals. The transaction is currently expected to close in mid-1996. Because the transaction will constitute an "assignment" of the Fund's Management Agreement with the Investment Manager under the Investment Company Act of 1940, and thus a termination of such Management Agreement, the Fund will seek prior approval of a new management agreement from the Fund's Board of Directors and shareholders prior to the closing of the transaction. The terms of the new management agreement will be substantially the same as those of the current Management Agreement, and the transaction will be described in more detail in any proxy statement required to be sent to shareholders.